UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 17, 2023
Equitable Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38469	90-0226248
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)
1290 Avenue of the Americas, New York, New York                     10104
(Address of principal executive offices) (Zip Code)
(212) 554-1234
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol	Name of Exchange on which registered
Common Stock	EQH	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th interest in a share of Fixed Rate Noncumulative Perpetual Preferred Stock, Series A	EQH PR A	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th interest in a share of Fixed Rate Noncumulative Perpetual Preferred Stock, Series C	EQH PR C	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.     Other Events

Equitable Holdings, Inc. (“EQH”), has filed this Current Report on Form 8-K (the “Form 8-K”) to provide a recast of the presentation of our consolidated financial statements filed with the Securities and Exchange Commission (“SEC”) in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, filed on February 21, 2023 to reflect the impact of the adoption of the Financial Accounting Standards Board’s Accounting Standard Update 2018-12 Financial Services - Insurance: Targeted Improvements to the Accounting for Long-Duration Contracts and changes to the Company's reportable segments.
Also, as disclosed in our Quarterly Report on Form 10-Q for the period ended March 31, 2023 (“First Quarter Fiscal 2023 Form 10-Q”), effective January 1, 2023, the Company began to report under a new reporting structure effective with the filing of our First Quarter Fiscal 2023 Form 10-Q. The following items of our Fiscal 2022 Form 10-K and related exhibits have been recast to reflect the segment changes and the adoption of LDTI, to the extent applicable, and are filed as exhibits to this Form 8-K and incorporated herein by reference:
◦Exhibit 99.1
▪ Item 1. Business
▪ Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations
▪ Item 7A. Quantitative and Qualitative Disclosures About Market Risk
▪ Item 8. Financial Statements and Supplementary Data
The change in segments and presentation impacted the Company’s historical consolidated financial position, results of operations or cash flows, as reflected in the recast consolidated financial statements contained in Exhibit 99.1 to this Form 8-K. The recast consolidated financial statements also do not represent a restatement of previously issued consolidated financial statements. No attempt has been made in this Form 8-K, and it should not be read, to modify or update disclosures as presented in the Fiscal 2022 Form 10-K, which appeared in Item 8 to the Fiscal 2022 Form 10-K as filed, or except as may be otherwise specifically provided in Exhibit 99.1 to this Form 8-K. Accordingly, this Form 8-K (including Exhibit 99.1) should be read in conjunction with the Fiscal 2022 Form 10-K and the Company's filings made with the SEC subsequent to the filing of the Fiscal 2023 Form 10-K.
Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
23.1	Consent of Independent Registered Public Accounting
99.1	Revised items, where applicable, from Annual Report on Form 10-K for the year ended December 31, 2022: Business (Item 1), Management's Discussion and Analysis of Financial Condition and Results of Operations (Item 7) and Financial Statements and Supplementary Data (Item 8).
101.INS	XBRL Instance Document
101.SCH	XBRL Taxonomy Extension Schema Document
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document
101.LAB	XBRL Taxonomy Extension Label Linkbase Document
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUITABLE HOLDINGS, INC.

Date: May 17, 2023	By:	/s/ Ralph Petruzzo
	Name:	Ralph Petruzzo
	Title:	Associate General Counsel